UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 20, 2019

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36445	01-0801232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Executive Boulevard Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By letter dated May 20, 2019, NanoVibronix, Inc. (the “Company”) received notice that the Nasdaq Listing Qualifications Panel (the “Panel”) granted the Company’s request for continued listing on The Nasdaq Stock Market. Assuming the Company’s compliance plan is executed and compliance with the $2.5 million stockholder equity requirement is demonstrated, the Panel will maintain jurisdiction thereafter for the balance of the 180-day discretionary period, and imposed certain conditions and reporting requirements during that period. The Panel determined to continue the listing of the Company’s shares on The Nasdaq Stock Market, partially based upon the Company’s assurances that it had a high level of confidence that it will receive the funding needed, based on the investors’ history of support for the Company and indications of willingness to continue to fund it. Such conditions include, among other things, on or before each of June 20, 2019 and July 8, 2019, the Company providing the Panel with written updates regarding the status of certain aspects of the Company’s compliance plan, and on or before July 8, 2019, the Company providing the Panel with updated pro forma financial projections demonstrating the Company’s ability to maintain stockholders’ equity over $2.5 million. Then, the Panel will evaluate the compliance plan and may provide an additional extension.

While the Company is working toward regaining compliance the continued listing on The Nasdaq Stock Market, there can be no assurance that the Company will be able to demonstrate compliance by the deadlines set forth above or that the Panel will grant the Company a further extension in the event compliance is not timely achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoVibronix, Inc.
Date: May 22, 2019	By: /s/ Stephen Brown
Name: Stephen Brown
Title: Chief Financial Officer